                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                 April 6, 1995
                   -----------------------------------------
               Date of Report (Date of earliest event reported)


                                Comdisco, Inc.
                  ------------------------------------------
            (Exact name of registrant as specified in its charter)


              Delaware              1-7725            36-2687938
         ------------------    ----------------  --------------------
     (State of incorporation)    (Commission     (IRS Employer
                                  File No.)       Identification No.)


               6111 North River Road, Rosemont, Illinois  60018
               ------------------------------------------------
             (Address of principal executive offices)  (Zip code)


                                (708) 698-3000
              ---------------------------------------------------
              Registrant's telephone number, including area code
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Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits

     1.1 Underwriting Agreement dated April 6, 1995 by and among the Company and Smith Barney Inc., BA Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated, NationsBanc Capital Markets, Inc. and Salomon Brothers Inc.

     1.2 Terms Agreement dated April 6, 1995 by and among the Company and Smith Barney Inc., BA Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated, NationsBanc Capital Markets, Inc. and Salomon Brothers Inc.

     4.1 Form of Specimen Global Note relating to Comdisco Inc.'s 7 1/4% Notes due April 15, 1998.

     4.2 Form of Specimen Definitive Note relating to Comdisco Inc.'s 7 1/4% Notes due April 15, 1998.
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                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COMDISCO, INC.


Date:  April 13, 1995         By: /s/ Philip A. Hewes
                                  --------------------------
                                  Philip A. Hewes, Senior
                                  Vice President and
                                  Secretary


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